Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

The Company's earnings are entirely domestic and its effective tax rate on earnings from operations for the year ended December 31, 2013, was 33.8%, compared with 39.4% and 33.6% (excluding the goodwill impairment charge) in 2012 and 2011, respectively. The goodwill impairment charge of $290 million at Ingalls in 2011 was non-cash and non-deductible for income tax purposes.The 2012 tax rate includes the impact of an $8 million unfavorable non-cash tax adjustment arising under the Tax Matters Agreement with Northrop Grumman.

For the year ended December 31, 2013, the Company's effective tax rate differed from the federal statutory rate primarily as a result of the domestic manufacturing deduction and enactment of the American Taxpayer Relief Act in January 2013, which retroactively extended the research and development tax credit through the end of 2013. The Company's effective tax rate for the year ended December 31, 2013, reflects the entire 2012 income tax benefit for the research and development tax credit, which expired at the end of 2011. For the year ended December 31, 2012, the Company's effective tax rate differed from the federal statutory tax rate primarily as a result of an $8 million non-cash tax adjustment arising under the Tax Matters Agreement with Northrop Grumman. The Company's effective tax rate can also differ from the federal statutory rate as a result of nondeductible expenditures.

Deferred state income taxes reflect the change in deferred state assets and liabilities in the relevant period. These amounts are recorded within operating income, while the current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income.

In connection with the spin-off, HII entered into a Tax Matters Agreement with Northrop Grumman that governs the respective rights, responsibilities, and obligations of Northrop Grumman and the Company with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local, and foreign income taxes, other taxes, and related tax returns. The Company is severally liable with Northrop Grumman for its income taxes for periods before the spin-off. HII is obligated to indemnify Northrop Grumman for tax adjustments that increase the Company's taxable income for periods before the spin-off and are of a nature that could result in a correlative reduction in HII's taxable income for periods after the spin-off. Northrop Grumman is obligated to indemnify HII for tax adjustments that decrease the Company's taxable income for periods before the spin-off and are of a nature that could result in a correlative increase in HII's taxable income for periods after the spin-off. These payment obligations only apply once the aggregate tax liability related to tax adjustments exceeds $5 million. Once the aggregate amount is exceeded, only the amount in excess of $5 million is ultimately required to be paid. In 2013 and 2012, HII incurred non-cash federal and state tax adjustments for items governed by the Tax Matters Agreement. The federal tax expense (benefit) adjustment is reported as a component of the tax expense, while the state tax expense (benefit) adjustment is treated as an allowable cost in the applicable period under the terms of the Company's existing contracts and is included in general and administrative expenses. See Note 20: Related Party Transactions and Former Parent Company Equity.

Federal income tax expense for the years ended December 31, 2013, 2012 and 2011, consisted of the following:

	Year Ended December 31
($ in millions)	2013	2012	2011
Income Taxes on Operations
Federal income taxes currently payable	$150	$49	$72
Change in deferred federal income taxes	(17)	46	24
Total federal income taxes	$133	$95	$96

Income tax expense differs from the amount expected using the statutory federal income tax rate applied to earnings (loss) before income taxes due to the following:

	Year Ended December 31
($ in millions)	2013	2012	2011
Income tax expense (benefit) on operations at statutory rate	$138	$84	$(2)
Goodwill impairment	—	—	101
Manufacturing deduction	(7)	(3)	(3)
Research tax credit	(2)	—	(4)
Wage credit	—	—	(1)
Tax Matters Agreement adjustment	—	8	(3)
Other, Net	4	6	8
Total federal income taxes	$133	$95	$96

Unrecognized Tax Benefits - Unrecognized tax benefits represent the gross value of the Company's uncertain tax positions that have not been reflected in the consolidated statements of operations. If the income tax benefits from federal tax positions are ultimately realized, such realization would affect the Company's income tax expense, whereas the realization of state tax benefits would be recorded in general and administrative expenses. The changes in unrecognized tax benefits (exclusive of interest and penalties) during the years ended December 31, 2013, 2012 and 2011 are summarized in the following table:

	December 31
($ in millions)	2013	2012	2011
Unrecognized tax benefits at beginning of the year	$19	$6	$14
Additions based on tax positions related to the current year	5	7	2
Additions based on tax positions of prior years	1	19	—
Reductions based on tax positions of prior years	(14)	(12)	—
Settlements	—	(1)	—
Spin-off	—	—	(10)
Net change in unrecognized tax benefits	(8)	13	(8)
Unrecognized tax benefits at end of the year	$11	$19	$6

As of December 31, 2013 and 2012, the estimated amount of the Company's uncertain tax positions, excluding interest and penalties, were liabilities of $11 million and $19 million, respectively. Assuming sustainment of these positions, as of December 31, 2013 and 2012, the reversal of $5 million and $1 million, respectively, of the amounts accrued would favorably affect the Company's effective federal income tax rate in future periods. Accrued interest and penalties with respect to unrecognized tax benefits were $3 million and $2 million as of December 31, 2013 and 2012, respectively.

During 2013, the Company recorded a reduction of $14 million related to a change approved by the IRS for the allocation of interest costs to long term construction contracts at Ingalls. This change is made on a prospective basis only and does not impact the tax returns filed for years prior to 2013. During 2011, the Company recorded a reduction of $10 million to its liability for uncertain tax positions relating to tax periods prior to the spin-off for which Northrop Grumman is the primary obligor.

The following table summarizes the tax years that are either currently under examination or remain open under the statute of limitations and subject to examination by the major tax jurisdictions in which the Company operates:

Jurisdiction	Years
United States	2007	-	2012
California	2007	-	2012
Louisiana	2009	-	2012
Mississippi	2009	-	2012
Virginia	2010	-	2012

Although the Company believes it has adequately provided for all uncertain tax positions, amounts asserted by taxing authorities could be greater than the Company's accrued position. Accordingly, additional provisions for federal and state income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are effectively settled or otherwise resolved. Conversely, the Company could settle positions with the tax authorities for amounts lower than have been accrued. The Company believes it is reasonably possible that during the next 12 months the Company's liability for uncertain tax positions may decrease by approximately $3 million.

The Company recognizes accrued interest and penalties related to uncertain tax positions in income tax expense. The IRS is currently conducting an examination of Northrop Grumman's consolidated tax returns, of which HII was part, for the years 2007 through the spin-off. During 2013 the Company entered into the pre-Compliance Assurance Process with the IRS for years 2011 and 2012. Open tax years related to state jurisdictions remain subject to examination. As of March 31, 2011, the date of the spin-off, the Company's liability for uncertain tax positions was approximately $4 million, net of federal benefit, which related solely to state income tax positions. Under the terms of the Separation Agreement, Northrop Grumman is obligated to reimburse HII for any settlement liabilities paid by HII to any government authority for tax periods prior to the spin-off, which include state income taxes. Accordingly, the Company has recorded in other assets a reimbursement receivable of approximately $4 million, net of federal benefit, related to uncertain tax positions for state income taxes as of the date of the spin-off.

On September 13, 2013, the Treasury Department and the Internal Revenue Service issued final regulations regarding the deduction and capitalization of amounts paid to acquire, produce, improve, or dispose of tangible personal property. These regulations are generally effective for tax years beginning on or after January 1, 2014. The application of these regulations will not have a material impact on our consolidated financial statements.
Deferred Income Taxes - Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and for income tax purposes. Such amounts are classified in the consolidated statements of financial position as current or non-current assets or liabilities based upon the classification of the related assets and liabilities.

The tax effects of significant temporary differences and carry-forwards that gave rise to year-end deferred federal and state tax balances, as presented in the consolidated statements of financial position, were as follows:

	December 31
($ in millions)	2013	2012
Deferred Tax Assets
Retirement benefits	$366	$794
Workers' compensation	248	239
Contract accounting differences	—	26
Provisions for accrued liabilities	36	27
Stock-based compensation	20	18
Other	16	37
Gross deferred tax assets	686	1,141
Less valuation allowance	12	21
Net deferred tax assets	674	1,120
Deferred Tax Liabilities
Depreciation and amortization	337	366
Contract accounting differences	45	—
Purchased intangibles	205	212
Gross deferred tax liabilities	587	578
Total net deferred tax assets	$87	$542

As of December 31, 2013, the Company had gross state income tax credit carry-forwards of approximately $22 million, which expire from 2014 through 2016. A deferred tax asset of approximately $15 million (net of federal benefit) has been established related to these state income tax credit carry-forwards, with a valuation allowance of $12 million against such deferred tax asset as of December 31, 2013.

Net deferred tax assets (liabilities) as presented in the consolidated statements of financial position were as follows:

	December 31
($ in millions)	2013	2012
Net current deferred tax assets	$170	$213
Net non-current deferred tax assets	—	329
Net non-current deferred tax liabilities	(83)	—
Total net deferred tax assets	$87	$542